UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 9, 2018

ETHEMA HEALTH CORPORATION

(Exact name of registrant as specified in its charter)

Colorado	000-15078	84-1227328
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

810 Andrews Avenue, Delray Beach, Florida 33483
(Address of principal executive offices)

(561) 450-7679
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEMS 4.01 – CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

(a)	Dismissal of RBSM LLP

(a) On March 9, 2018, the Company dismissed RBSM LLP (“RBSM”) as the Company’s independent registered public accounting firm. The decision to change accountants was approved by the Company’s Board of Directors. The Company does not have a standing Audit Committee.

The audit report of Company’s independent registered public accounting firm on the financial statements for each of the past two years ended December 31, 2016 and 2015 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles, with the exception that: the reports dated April 17, 2017, and April 14, 2016, contained the following explanatory paragraph: “The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 3 to the consolidated financial statements, the Company has sustained net losses and has a working capital and stockholder’s deficit. These conditions raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plans in regards to these matters are also described in Note 3. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.”

During the Company’s two most recent fiscal years and the subsequent interim periods preceding its dismissal of RBSM, there were: (i) no disagreements with RBSM on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of RBSM, would have caused it to make reference to the subject matter of the disagreements in its reports on the consolidated financial statements of the Company; and (ii) no reportable events as described in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided RBSM with a copy of this Form 8-K prior to its filing with the U.S. Securities and Exchange Commission (“SEC”) and requested RBSM to furnish to the Company a letter addressed to the SEC stating that it agrees with the statements made above. A copy of RBSM’s letter dated March 9, 2018, is attached as Exhibit 16.1 to this Form 8-K.

(b)        Appointment of Daszkal Bolton LLP

(b) On January 15, 2018, the Company engaged Daszkal Bolton LLP (“Daszkal”), as the Company’s independent registered public accounting firm to audit the Company’s financial statements. Prior to retaining Daszkal, the Company did not consult with Daszkal regarding either: (i) the application of accounting principles to a specified transaction, either contemplated or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was the subject of a “disagreement” (as described in Item 304(a)(1)(iv) of Regulation S-K) or a “reportable event” (as described in Item 304(a)(1)(v) of Regulation S-K).

ITEM 9.01 - EXHIBITS

(d) Exhibits.

Exhibit #	Description

16.1	RBSM Letter, dated March 9, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 12, 2018

By: /s/ Shawn E. Leon

Name: Shawn E. Leon

Title: CEO